UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 25, 2016

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits.
Item 2.02 Results of Operations and Financial Condition.
On October 26, 2016, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal 2017 first quarter ended September 30, 2016.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: sales; gross profit and margin; operating expense; operating expense as a percentage of sales; operating (loss) income and margin; net (loss) income; diluted loss per share (LPS) and diluted earnings per share (EPS); effective tax rate; Industrial sales, operating income and margin; WIDIA operating loss and margin; and Infrastructure sales, operating (loss) income and margin. Adjustments for the three months ended September 30, 2016 include restructuring and related charges. Adjustments for the three months ended September 30, 2015 include: (1) restructuring and related charges, (2) divestiture-related charges and (3) operations of divested businesses. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) which are non-GAAP measure and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.
EBITDA
EBITDA is a non-GAAP financial measure and is defined as net income attributable to Kennametal, with interest expense, interest income, provision for income taxes, depreciation and amortization added back. The most directly comparable GAAP measure is net income attributable to Kennametal. However, we believe that EBITDA is widely used as a measure of operating performance and is an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBITDA. Management uses this information in reviewing operating performance.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Average
Current assets	$991,837	$1,075,341	$1,099,260	$1,062,992	$1,168,511	$1,079,588
Current liabilities	402,574	427,275	421,415	394,983	438,406	416,931
Working capital, GAAP	$589,263	$648,066	$677,845	$668,009	$730,105	$662,657
Excluding items:
Cash and cash equivalents	(119,411)	(161,579)	(136,564)	(138,978)	(97,199)	(130,746)
Other current assets	(64,660)	(84,016)	(111,479)	(113,113)	(120,583)	(98,770)
Total excluded current assets	(184,071)	(245,595)	(248,043)	(252,091)	(217,782)	(229,516)
Adjusted current assets	807,766	829,746	851,217	810,901	950,729	850,072
Current maturities of long-term debt and capital leases, including notes payable	(1,381)	(1,895)	(4,140)	(5,942)	(25,285)	(7,729)
Other current liabilities	(225,189)	(243,341)	(247,943)	(237,444)	(235,385)	(237,860)
Total excluded current liabilities	(226,570)	(245,236)	(252,083)	(243,386)	(260,670)	(245,589)
Adjusted current liabilities	176,004	182,039	169,332	151,597	177,736	171,342
Primary working capital	$631,762	$647,707	$681,885	$659,304	$772,993	$678,730
		Three Months Ended
		9/30/2016	6/30/2016	3/31/2016	12/31/2015	Total
Sales		$477,140	$521,224	$497,837	$524,021	$2,020,222
Primary working capital as a percentage of sales						33.6%

PRIMARY WORKING CAPITAL (UNAUDITED)
(in thousands, except percents)	06/30/2016	3/31/2016	12/31/2015	9/30/2015	06/30/2015	Average
Current assets	$1,075,341	$1,099,260	$1,062,992	$1,168,511	$1,258,546	$1,132,930
Current liabilities	427,275	421,415	394,983	438,406	482,744	432,965
Working capital, GAAP	$648,066	$677,845	$668,009	$730,105	$775,802	$699,965
Excluding items:
Cash and cash equivalents	(161,579)	(136,564)	(138,978)	(97,199)	(105,494)	(127,963)
Other current assets	(84,016)	(111,479)	(113,113)	(120,583)	(132,148)	(112,268)
Total excluded current assets	(245,595)	(248,043)	(252,091)	(217,782)	(237,642)	(240,231)
Adjusted current assets	829,746	851,217	810,901	950,729	1,020,904	892,699
Current maturities of long-term debt and capital leases, including notes payable	(1,895)	$(4,140)	(5,942)	(25,285)	(15,702)	(10,593)
Other current liabilities	(243,341)	(247,943)	(237,444)	(235,385)	(279,661)	(248,755)
Total excluded current liabilities	(245,236)	(252,083)	(243,386)	(260,670)	(295,363)	(259,348)
Adjusted current liabilities	182,039	169,332	151,597	177,736	187,381	173,617
Primary working capital	$647,707	$681,885	$659,304	$772,993	$833,523	$719,082
		Three Months Ended
		06/30/16	03/31/16	12/31/15	09/30/15	Total
Sales		$521,224	$497,837	$524,021	$555,354	$2,098,436
Primary working capital as a percentage of sales						34.3%

Debt to Capital
Debt to Capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by total equity. Management believes that Debt to Capital provides additional insight into the underlying capital structure and performance of the Company.

DEBT TO CAPITAL (UNAUDITED)	September 30,	June 30,
(in thousands, except percents)	2016	2016
Total debt	$695,408	$695,443
Total equity	967,344	995,801
Debt to equity, GAAP	71.9%	69.8%
Total debt	$695,408	$695,443
Total equity	967,344	995,801
Total capital	$1,662,752	$1,691,244
Debt to capital	41.8%	41.1%

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners on October 25, 2016, our Shareowners voted on the election of four directors, the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017, an advisory vote on executive compensation, an approval of the Kennametal Inc. Annual Incentive Plan and an approval of the Kennametal Inc. 2016 Stock and Incentive Plan. Of the 73,179,805 shares present in person or by proxy, the following is the number of shares voted in favor of, abstained or voted against each matter and the number of shares having authority to vote on each matter but withheld.

I.	With respect to the votes cast for the re-election of four directors with the terms to expire in 2017:

	For	Against	Withheld	Broker Non-Votes
Cindy L. Davis	68,342,055	—	1,231,814	3,605,936
William J. Harvey	68,423,100	—	1,150,769	3,605,936
William M. Lambert	68,693,085	—	880,784	3,605,936
Sagar A. Patel	68,783,140	—	790,729	3,605,936
The following other directors’ terms of office continued after the meeting: Ronald M. De Feo, Philip A. Dur, Timothy R. McLevish, Lawrence W. Stranghoener and Steven H. Wunning.

II.	With respect to the ratification of the selection of the firm PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017:

	For	Against	Abstained	Broker Non-Votes
PricewaterhouseCoopers LLP	72,323,985	410,748	445,072	—

III.	With respect to the advisory vote on executive compensation:

	For	Against	Abstained	Broker Non -Votes
Executive compensation	66,121,605	3,248,507	203,757	3,605,936

IV.	With respect to the approval of the Kennametal Inc. Annual Incentive Plan:

	For	Against	Abstained	Broker Non -Votes
Kennametal Inc. Annual Incentive Plan	68,073,842	1,302,760	197,267	3,605,936

V.	With respect to the approval of the Kennametal Inc. 2016 Stock and Incentive Plan:

	For	Against	Abstained	Broker Non -Votes
Kennametal Inc. 2016 Stock and Incentive Plan	59,600,940	7,545,954	2,426,975	3,605,936

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Fiscal 2017 First Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	October 26, 2016	By:	/s/ Martha Fusco
Martha Fusco
Vice President Finance and Corporate Controller